                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       AIM SELECT REAL ESTATE INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

(AIM INVESTMENTS LOGO APPEARS HERE)
--Servicemark--

                       AIM SELECT REAL ESTATE INCOME FUND

                          11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173

                                                                   April 5, 2004

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of AIM Select Real Estate Income Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all retail INVESCO Funds and the retail AIM Funds.

     As a result of this integration initiative, the independent trustees of the Board believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement seeks your vote in favor of the persons nominated to serve as trustees.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502.

                                           Sincerely,

                                           -s- Robert H. Graham
                                           Robert H. Graham
                                           Chairman and President

                       AIM SELECT REAL ESTATE INCOME FUND

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 10, 2004
--------------------------------------------------------------------------------

We cordially invite you to attend our 2004 Annual Meeting of Shareholders to:

     1. Elect eight trustees to the Board of Trustees of AIM Select Real Estate Income Fund (the "Fund"), to serve for a term of one, two or three years, as the case may be, and until his or her successor is elected and qualified.

     2. Ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent public accountants of the Fund for its fiscal year ending December 31, 2004; and

     3. Transact such other business as may properly come before the meeting or any adjournment.

     We are holding the Annual Meeting on May 10, 2004 at 4:00 p.m., Central Time, at the Fund's offices located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

     The holders of the Fund's Auction Rate Preferred Shares will have equal voting rights with the holders of the Fund's Common Shares (that is, one vote per share), and will vote together with the holders of Common Shares as a single class on both proposals, except that the holders of the Fund's Auction Rate Preferred Shares, voting separately as a class, will separately vote for the election of Ruth H. Quigley as a trustee. Miss Quigley has been designated as one of the two trustees of the Fund who are to be elected by the holders of the Fund's Auction Rate Preferred Shares. (See "Proposal 1: Election of Trustees" in the enclosed Proxy Statement).

     You may vote on the proposals in person or by proxy. Whether you plan to attend the meeting or not, we urge you to complete and return the enclosed proxy promptly in the enclosed, self-addressed, stamped envelope so that your shares will be represented and voted at the meeting according to your instructions. Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only shareholders of record on March 29, 2004 will be entitled to vote at the meeting or any adjournment of the meeting.

                                           By order of the Board of Trustees,

                                           -s- ROBERT H. GRAHAM
                                           Robert H. Graham
                                           President

Houston, Texas
April 5, 2004

                             YOUR VOTE IS IMPORTANT

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                       AIM SELECT REAL ESTATE INCOME FUND

                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2004

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Trustees (the "Board") of AIM Select Real Estate Income Fund (the "Fund") is soliciting your proxy to vote at the 2004 Annual Meeting of Shareholders, and at any adjournments (collectively, the "Meeting"). This Proxy Statement gives you information about the business to be conducted at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will be sent on or about April 5, 2004 to all shareholders entitled to vote. Shareholders who owned shares of the Fund's Auction Rate Preferred Shares, liquidation preference $25,000 per share (the "Preferred Shares"), and the Fund's common shares (the "Common Shares") at the close of business on March 29, 2004 are entitled to vote. On this record date, there were 39,935,496 Common Shares and 8,200 Preferred Shares outstanding. The Common Shares and the Preferred Shares are collectively referred to as the "Shares." We know of no beneficial owner of more than 5% of either class of the Shares.

     The holders of the Preferred Shares will have equal voting rights with the holders of the Common Shares (that is, one vote per share), and will vote together with the holders of Common Shares as a single class on both proposals, except that the holders of the Preferred Shares, voting separately as a class, will separately vote for the election of Ruth H. Quigley as a trustee. Miss Quigley is one of two trustees of the Fund who have been designated as representing the holders of the Preferred Shares (See "Proposal 1: Election of Trustees" below).

     We have previously sent to shareholders the Fund's most recent annual report, including financial statements. The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits." If you have not received this report or would like to receive an additional copy, please contact the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, (800) 952-3502. We will furnish such report free of charge.

TIME AND PLACE OF MEETING

     We are holding the Meeting on May 10, 2004, at 4:00 p.m., Central Time, at the Fund's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

VOTING IN PERSON

     If you do attend the Meeting and wish to vote in person, we will give you a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on March 29, 2004, the record date for voting, and authorizing you to vote. Please call the Fund at
(800) 952-3502 if you plan to attend the Meeting.

VOTING BY PROXY

     Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

     - FOR the election of all eight nominees for trustee.

     - FOR ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent public accountants for 2004.

     Your proxy will have authority to vote and act on your behalf at any adjournment of the Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Fund in writing to the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting that you have revoked your proxy. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 2 if shareholders entitled to vote one-third of all Shares issued and outstanding on the record date are present in person or by proxy, except that for the election of the one nominee to be elected by the holders of the Preferred Shares, one-third of the Preferred Shares entitled to vote and present at the Meeting in person or by proxy will constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 2 even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because both Proposals 1 and 2 are considered routine, the Fund does not expect to receive any broker non-votes.

     Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

     If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE A PROPOSAL

     PROPOSAL 1. Trustees are elected by a plurality vote of Common Shares or Preferred Shares, as the case may be, cast at the Meeting, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. Since only one person has been nominated for each slot, and this election is not being contested, as long as each nominee receives a vote, he or she will be elected trustee. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

     PROPOSAL 2. The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of the independent public accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP PLC ("AMVESCAP"), the independent trustees of the retail mutual funds advised by A I M Advisors, Inc. ("AIM") (the "AIM Funds") and the independent directors of the retail mutual funds advised by INVESCO Funds Group, Inc. ("INVESCO") (the "INVESCO Funds") determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds agreed to combine the separate boards and create a unified board of directors/trustees.

STRUCTURE OF THE BOARD

     The Board currently consists of 12 persons. Ten of the current trustees are "independent," meaning they are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the current trustees are "interested persons" because of their business and financial relationships with the Fund and AIM, the Fund's investment advisor, and/or AIM's parent, AMVESCAP.

     The Board is divided into three classes for purposes of election. Shareholders elect trustees in one class at each annual meeting of shareholders. Trustees in each class serve for a three-year term and until his or her successor is elected and qualified. Classifying the Board for election may be regarded as an "anti-takeover provision" because it has the effect of maintaining the continuity of the Board and requiring at least two years to change a majority of the Board.

NOMINEES FOR TRUSTEES

     The Fund's Governance Committee (which consists solely of independent trustees) has approved the nomination of each of the four current trustees whose terms are expiring in 2004, as set forth below, to serve for terms that expire in 2007 and until his or her successor is elected and qualified. In addition, the Governance Committee has approved the nomination of four new nominees, as set forth below, for terms that expire in 2005, 2006 and 2007, as the case may be, and until his successor is elected and qualified. These four new nominees were nominated to effect the proposed combination of the Boards of Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, the persons named as proxy will vote for another nominee proposed by the Board.

     At the Meeting, the holders of the Fund's Preferred Shares will have equal voting rights with the holders of the Fund's Common Shares (i.e., one vote per share), and, except as discussed below, will vote together with the holders of the Fund's Common Shares as a single class on all proposals to be brought before the Meeting. At the Meeting, the holders of the Fund's Preferred Shares, voting separately as a class, have the right to elect one trustee of the Fund. The holders of the Fund's Common Shares do not have the right to vote with respect to the election of this nominee, who is Ruth H. Quigley.

     Each nominee who is a current trustee serves (i) as a trustee of the 19 registered investment companies, consisting of a total of 104 portfolios, that make up the AIM Funds, and (ii) as a director of INVESCO Variable Investment Funds, Inc., the sole remaining INVESCO Fund ("IVIFI"), consisting of 13 portfolios. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     Each new nominee serves (i) as a director of IVIFI, consisting of 13 portfolios, and (ii) as a trustee of 18 of the 19 registered investment companies consisting of a total of 103 portfolios of the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each new nominee was recommended to the Fund's Governance Committee by the independent trustees of the Fund.

     If elected, subject to the below paragraph, each nominee who is a current trustee and each new nominee would oversee a total of 20 registered investment companies currently comprising 117 portfolios.

     At meetings held on April 2, 2004, the shareholders of IVIFI and AIM Variable Insurance Funds ("AVIF") voted on certain fund combinations, and the shareholders of IVIFI voted on a proposal to redomesticate each series portfolio of IVIFI as a new series portfolio of AVIF. It is anticipated that these transactions will close on or about April 30, 2004. The closing of the transactions will reduce the number of portfolios and registered investment companies overseen by each nominee who is a current trustee and each new nominee.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES AND WHOSE TERMS WILL EXPIRE IN 2007

                          TRUSTEE       PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIP(S)
NAME AND YEAR OF BIRTH     SINCE          DURING PAST 5 YEARS                HELD
----------------------    -------       -----------------------      ---------------------
Bruce L.
  Crockett -- 1944         2002     Chairman, Crockett Technology    ACE Limited
                                    Associates (technology           (insurance company);
                                    consulting company)              and Captaris, Inc.
                                                                     (unified messaging
                                                                     provider)
Jack M. Fields -- 1952     2002     Chief Executive Officer, Twenty  Administaff; and
                                    First Century Group, Inc.        Discovery Global
                                    (government affairs company)     Education Fund (non-
                                    and Texana Timber LP             profit)
                                    (sustainable forestry company)
Ruth H. Quigley -- 1935    2002     Retired                          None
Louis S. Sklar -- 1939     2002     Executive Vice President,        None
                                    Development and Operations,
                                    Hines Interests Limited
                                    Partnership (real estate
                                    development company)

  NEW NOMINEE WHO WILL BE AN INDEPENDENT TRUSTEE AND WHOSE TERM WILL EXPIRE IN 2007

                                PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIP(S)
NAME AND YEAR OF BIRTH            DURING PAST 5 YEARS                    HELD
----------------------          -----------------------         ---------------------
James T. Bunch -- 1942    Co-President and Founder, Green,     None
                          Manning & Bunch Ltd. (investment
                          banking firm); and Director, Policy
                          Studies, Inc. and Van Gilder
                          Insurance Corporation

  NEW NOMINEES WHO WILL BE INDEPENDENT TRUSTEES AND WHOSE TERMS WILL EXPIRE IN 2006

                                PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIP(S)
NAME AND YEAR OF BIRTH            DURING PAST 5 YEARS                    HELD
----------------------          -----------------------         ---------------------
Bob R. Baker -- 1936      Retired                              None
                          Formerly: President and Chief
                          Executive Officer, AMC Cancer
                          Research Center; and Chairman and
                          Chief Executive Officer, First
                          Columbia Financial Corporation
Larry Soll,
  Ph.D. -- 1942           Retired                              None

  NEW NOMINEE WHO WILL BE AN INDEPENDENT TRUSTEE AND WHOSE TERM WILL EXPIRE IN 2005

                                PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIP(S)
NAME AND YEAR OF BIRTH            DURING PAST 5 YEARS                    HELD
----------------------          -----------------------         ---------------------
Gerald J. Lewis -- 1933   Chairman, Lawsuit Resolution         General Chemical Group,
                          Services                             Inc.,
                          Formerly: Associate Justice of the
                          California Court of Appeals.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" these eight nominees. The holders of the Fund's Preferred Shares, voting separately as a class, will vote on the election of Ruth H. Quigley as a trustee of the Fund. The holders of the Fund's Common Shares do not have the right to vote with respect to Miss Quigley's election.

INFORMATION ABOUT THE FUND'S OTHER TRUSTEES

     Information about the Fund's other trustees is presented below.

  CONTINUING INDEPENDENT TRUSTEES

                                                                           OTHER
                          TRUSTEE       PRINCIPAL OCCUPATION(S)       DIRECTORSHIP(S)
NAME AND YEAR OF BIRTH     SINCE          DURING PAST 5 YEARS               HELD
----------------------    -------       -----------------------       ---------------
Frank S. Bayley(1) --
  1939                     2002     Of Counsel, law firm of Baker &   Badgley Funds,
                                    McKenzie                          Inc. (registered
                                    Formerly: Partner, law firm of    investment
                                    Baker & McKenzie                  company)
Albert R. Dowden(2) --
  1941                     2002     Director of a number of public    Cortland Trust,
                                    and private business              Inc. (Chairman)
                                    corporations, including the       (registered
                                    Boss Group Ltd. (private          investment
                                    investment and management) and    company); and
                                    Magellan Insurance Company        Annuity and Life
                                    Formerly: Director, President     Re (Holdings),
                                    and Chief Executive Officer,      Ltd. (insurance
                                    Volvo Group North America,        company)
                                    Inc.; Senior Vice President, AB
                                    Volvo and director of various
                                    affiliated Volvo companies
Edward K. Dunn,
  Jr.(1) --
  1935                     2002     Retired                           None
                                    Formerly: Chairman, Mercantile
                                    Mortgage Corp.; President and
                                    Chief Operating Officer,
                                    Mercantile-Safe Deposit & Trust
                                    Co.; and President, Mercantile
                                    Bankshares Corp.
Carl
  Frischling(2) -- 1937    2002     Partner, law firm of Kramer       Cortland Trust,
                                    Levin Naftalis and Frankel LLP    Inc. (registered
                                                                      investment
                                                                      company)
Prema Mathai-Davis(1) --
  1950                     2002     Formerly: Chief Executive         None
                                    Officer, YWCA of the USA
Lewis F. Pennock(1) --
  1942                     2002     Partner, law firm of Pennock &    None
                                    Cooper

(1) Messrs. Bayley's, Dunn's and Pennock's and Dr. Mathai-Davis' terms as trustees will expire in 2006.

(2) Messrs. Dowden's and Frischling's terms as trustees will expire in 2005.

  CONTINUING TRUSTEES WHO ARE INTERESTED PERSONS

NAME AND YEAR OF BIRTH                                                      OTHER
AND POSITION(S) HELD WITH  TRUSTEE       PRINCIPAL OCCUPATION(S)       DIRECTORSHIP(S)
THE FUND                    SINCE          DURING PAST 5 YEARS               HELD
-------------------------  -------       -----------------------       ---------------
Robert H. Graham(1) --
  1946                      2002     Director and Chairman, A I M      None
  Trustee, Chairman and              Management Group Inc. (financial
  President                          services holding company);
                                     Director and Vice Chairman,
                                     AMVESCAP PLC (parent of AIM and
                                     a global investment management
                                     firm) and Chairman, AMVESCAP
                                     PLC -- AIM Division
                                     Formerly: President and Chief
                                     Executive Officer, A I M
                                     Management Group Inc.; Director,
                                     Chairman and President, A I M
                                     Advisors, Inc. (registered
                                     investment advisor); Director
                                     and Chairman, A I M Capital
                                     Management, Inc. (registered
                                     investment advisor), A I M
                                     Distributors, Inc. (registered
                                     broker dealer), AIM Investment
                                     Services, Inc. (registered
                                     transfer agent), and Fund
                                     Management Company (registered
                                     broker dealer); and Chief
                                     Executive Officer, AMVESCAP
                                     PLC-Managed Products

---------------

(1) Mr. Graham is considered an interested person of the Fund because he is a director of AMVESCAP PLC, parent of the advisor to the Fund. Mr. Graham's term as trustee will expire in 2005.

NAME AND YEAR OF BIRTH                                                      OTHER
AND POSITION(S) HELD WITH  TRUSTEE       PRINCIPAL OCCUPATION(S)       DIRECTORSHIP(S)
THE FUND                    SINCE          DURING PAST 5 YEARS               HELD
-------------------------  -------       -----------------------       ---------------
Mark H. Williamson(1) --
  1951                      2003     Director, President and Chief     None
  Trustee and Executive              Executive Officer, A I M
  Vice President                     Management Group Inc. Director,
                                     Chairman and President, A I M
                                     Advisors, Inc.; Director, A I M
                                     Capital Management, Inc. and
                                     A I M Distributors, Inc.;
                                     Director and Chairman of Fund
                                     Management Company and AIM
                                     Investment Services, Inc.; and
                                     Chief Executive Officer,
                                     AMVESCAP PLC -- AIM Division.
                                     Formerly: Chief Executive
                                     Officer, AMVESCAP PLC -- Managed
                                     Products Division; Director,
                                     Chairman, President and Chief
                                     Executive Officer, INVESCO Funds
                                     Group, Inc. (registered
                                     investment advisor) and INVESCO
                                     Distributors, Inc. (registered
                                     broker dealer); Chairman and
                                     Chief Executive Officer of
                                     NationsBanc Advisors, Inc.; and
                                     Chairman of NationsBanc
                                     Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of the Fund because he is an officer and a director of the advisor to the Fund. Mr. Williamson's term as trustee will expire in 2005.

COMMITTEES OF THE BOARD

     The Board has four standing committees: an Audit Committee, a Governance Committee, an Investments Committee and a Valuation Committee. These committees will remain as part of the proposed combined Board.

  AUDIT COMMITTEE

     The Audit Committee is separately designated and established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934. Further, the Audit Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The current members of the Fund's Audit Committee are Messrs. Dunn (Chair), Pennock, Dr. Mathai-Davis and Miss Quigley (Vice Chair). All such members meet the independence requirements of the New York Stock Exchange's listing standards. In accordance with its charter, attached hereto as Appendix I, the Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Fund's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board's oversight of the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by
Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to the Fund by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Fund's annual proxy statement. The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits."

  Audit Committee Report

     The Audit Committee reviewed and discussed the Fund's audited financial statements with its independent public accountants, PricewaterhouseCoopers LLP ("PwC"), and Fund management. The Audit Committee has discussed with PwC the matters required to be discussed by the Statement on Auditing Standards 61, including the disclosure and content of the annual financial statements and the quality of the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices). The Audit Committee also reviewed the Fund's disclosures in its annual report to shareholders for the fiscal year ended December 31, 2003 under the section "Management's Discussion of Fund Performance." PwC, the Audit Committee and Fund management also discussed matters such as the clarity, consistency and completeness of the Fund's accounting policies and disclosures. The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 disclosing all relationships between PwC and its related entities and the Fund. The Audit Committee also discussed with PwC their independence from the Fund.

     Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the

Fund's annual report to shareholders for the fiscal year ended December 31, 2003.

                                           Edward K. Dunn, Jr., Chair
                                           Dr. Prema Mathai-Davis
                                           Lewis F. Pennock
                                           Ruth H. Quigley, Vice Chair

  GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The current members of the Fund's Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden, Fields (Vice Chair) and Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board,
(b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.

     After a determination by the Governance Committee that a person should be nominated as an additional trustee who is not an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act (a "dis-interested trustee"), or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a dis-interested trustee position on the Board, the Governance Committee will nominate a person for appointment by a majority of the dis-interested trustees to add to the Board or to fill the vacancy. Prior to a meeting of the shareholders of the Fund called for the purpose of electing dis-interested trustees, the Governance Committee will nominate one or more persons for election as dis-interested trustees at such meeting.

     Evaluation by the Governance Committee of a person as a potential nominee to serve as a dis-interested trustee, including a person nominated by a shareholder, should result in the following findings by the Governance
Committee: (i) upon advice of independent legal counsel to the dis-interested trustees, that the person will qualify as a dis-interested trustee and that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Fund; (ii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a dis-interested trustee; (iii) with respect to potential nominees to serve as dis-interested trustee members of the Audit Committee of the Fund, upon advice of independent legal counsel to the dis-interested trustees, that the person: (a) is free of any material relationship with the Fund (other than as a shareholder of the Fund), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Fund, (b) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the Securities and Exchange Commission ("SEC") that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (c) meets the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the SEC under the Securities Exchange Act of 1934, is amended, that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)); (iv) that the person can make a positive contribution to the Board and the Fund, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; and (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

     Notice procedures set forth in the Fund's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at the 2005 Annual Meeting of Shareholders must submit to the Secretary of the Fund the nomination in writing not later than the close of business on February 9, 2005 and not earlier than the close of business on January 10, 2005. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee: all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner; and (b) the number of shares of each class of the Fund which are owned of record or beneficially by such shareholder and such beneficial owner.

     A current copy of the Governance Committee's Charter is set forth in Appendix II.

  INVESTMENTS COMMITTEE

     The current members of the Fund's Investments Committee are Messrs. Bayley (Vice Chair), Crockett, Dowden (Chair), Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration.

  VALUATION COMMITTEE

     The current members of the Fund's Valuation Committee are Messrs. Dunn and Pennock (Chair) and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis when the full Board is not available to review matters related to valuation.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended December 31, 2003, the Board met twelve times, the Audit Committee met seven times, the Governance Committee met five times, the Investments Committee met four times and the Valuation Committee met one time. All of the current trustees then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year. The Fund's policy regarding Board member attendance at annual meetings of shareholders is that trustees are encouraged but not required to attend such annual meetings. One of the twelve current trustees then serving attended the Fund's 2003 annual meeting of shareholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual trustee, that shareholder should send his, her or its communications to

Ivy B. McLemore, Senior Vice President -- Director of Corporate Communications and Shareholder Relations. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address:
(713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual trustee to whom they were addressed or to the full Board, as applicable.

     Copies of all shareholder communications will also be distributed to the Chairs of the Fund's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the Fund and to counsel for the independent trustees of the Fund. Counsel for the Fund, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Fund, working with the Chairs and counsel for the independent trustees.

TRUSTEE'S COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each trustee of the Fund who was not affiliated with AIM during the year ended December 31, 2003 is found in Exhibit A.

RETIREMENT PLAN FOR TRUSTEES

     The trustees have adopted a retirement plan for the trustees of the Fund who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

     The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Fund and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the plan is not secured or funded by the Fund.

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustees' retirement benefits commence under the plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustees' termination of service as a trustee of the Fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

                                   PROPOSAL 2

                RATIFICATION OF AUDIT COMMITTEE'S APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Although not required to do so, the Board seeks your ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP ("PwC") as the Fund's independent public accountants for the fiscal year ending December 31, 2004. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will review its appointment of PwC. A representative of PwC is expected to be available at the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee has considered whether the provision of the services below is compatible with maintaining PwC's independence. The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Fund ("AIM Affiliates") that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC's independence. The Audit Committee determined that the provision of such services is compatible with PwC maintaining independence with respect to the Fund. A copy of the Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures adopted by the Fund's Audit Committee is at Appendix III.

     The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits."

FEES BILLED BY PWC RELATED TO THE FUND

     PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

                                         PERCENTAGE OF FEES                     PERCENTAGE OF FEES
                                         BILLED APPLICABLE                      BILLED APPLICABLE
                                            TO NON-AUDIT                           TO NON-AUDIT
                                         SERVICES PROVIDED                      SERVICES PROVIDED
                         FEES BILLED      IN 2003 PURSUANT      FEES BILLED      IN 2002 PURSUANT
                        FOR SERVICES        TO WAIVER OF       FOR SERVICES        TO WAIVER OF
                       RENDERED TO THE      PRE-APPROVAL      RENDERED TO THE      PRE-APPROVAL
                        FUND IN 2003     REQUIREMENT(1)(2)     FUND IN 2002     REQUIREMENT(1)(2)
                       ---------------   ------------------   ---------------   ------------------
Audit Fees...........      $36,375              N/A              $ 57,040              N/A
Audit-Related
  Fees(3)............      $15,000                0%             $ 35,000              N/A
Tax Fees(4)..........      $ 8,620                0%             $ 17,703              N/A
All Other Fees.......      $     0                0%             $      0              N/A
                           -------                               --------
Total Fees...........      $59,995                               $109,743

PwC billed the Fund aggregate non-audit fees of $23,620 for the fiscal year ended 2003, and $52,703 for the fiscal year ended 2002, for non-audit services rendered to the Fund.

(1) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Fund at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Fund during a fiscal year, and (iii) such services are promptly approved by the Fund's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Audit-Related Fees for the fiscal years ended December 31, 2003 and December 31, 2002 includes fees billed for agreed-upon procedures in connection with reports filed with rating agencies.

(4) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns and consultation on the tax status of certain securities.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PwC billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                        FEES BILLED FOR NON-                             FEES BILLED FOR NON-
                           AUDIT SERVICES        PERCENTAGE OF FEES         AUDIT SERVICES        PERCENTAGE OF FEES
                        RENDERED TO AIM AND     BILLED APPLICABLE TO     RENDERED TO AIM AND     BILLED APPLICABLE TO
                       AIM AFFILIATES IN 2003    NON-AUDIT SERVICES     AIM AFFILIATES IN 2002    NON-AUDIT SERVICES
                         THAT WERE REQUIRED       PROVIDED IN 2003        THAT WERE REQUIRED       PROVIDED IN 2002
                       TO BE PRE-APPROVED BY    PURSUANT TO WAIVER OF   TO BE PRE-APPROVED BY    PURSUANT TO WAIVER OF
                          THE FUND'S AUDIT          PRE-APPROVAL           THE FUND'S AUDIT          PRE-APPROVAL
                            COMMITTEE(1)          REQUIREMENT(2)(3)          COMMITTEE(1)          REQUIREMENT(2)(3)
                       ----------------------   ---------------------   ----------------------   ---------------------
Audit-Related Fees...            $0                      0%                      N/A                      N/A
Tax Fees.............            $0                      0%                      N/A                      N/A
All Other Fees.......            $0                      0%                      N/A                      N/A
Total Fees...........            $0                      0%                      N/A                      N/A

PwC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $4,000 for the fiscal year ended 2002, for non-audit services rendered to AIM and AIM Affiliates.

(1) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(2) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Fund at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Fund during a fiscal year, and (iii) such services are promptly approved by the Fund's Audit Committee prior to the completion of the audit by the Audit Committee.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" Proposal 2.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Fund's investment advisor.

SUB-ADVISOR

     INVESCO Institutional (N.A.), Inc., INVESCO Realty Advisors Division, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, Texas 75240, is the Fund's sub-advisor.

ADMINISTRATOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Fund's administrator.

OFFICERS OF THE FUND

     Information regarding the current officers of the Fund can be found in Exhibit B.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of shares of the Fund by trustees, nominees, and current executive officers of the Fund can be found in Exhibit C.

TRUSTEE OWNERSHIP OF THE FUND'S SHARES

     The dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2003 (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within The AIM Family of Funds(R) can be found in Exhibit D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to the Fund, require the trustees, investment advisor, affiliated persons (as defined in the 1940 Act) of the investment advisor, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

     Based upon its review of the copies of all such filings received by it, the Fund believes that, during the fiscal year ended December 31, 2003, all filing require-ments applicable to its Reporting Persons were met except that a Form 4 report covering a disposition of 0.6 of a Common Share of the Fund held by Edward K. Dunn, Jr. was not filed in a timely manner.

PROXY SOLICITATION

     The Fund will solicit proxies for the Meeting. The Fund expects to solicit proxies principally by mail, but the Fund may also solicit proxies by telephone, facsimile or personal interview. The Fund's officers will not receive any additional or special compensation for any such solicitation. The Fund will pay for the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meeting of Shareholders, the enclosed proxy card, and any further solicitation to the extent such cost does not exceed current expense limitations.

OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a trustee, an event not now anticipated, or if any other matters properly come before the Meeting, the Shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     If you want us to consider including a shareholder proposal in the Fund's proxy statement for the 2005 Annual Meeting of Shareholders, we must receive it from you no later than December 6, 2004.

     If you want to bring any other business before the 2005 Annual Meeting of Shareholders, you must deliver a written notice to the Secretary of the Fund at the principal executive officer of the Fund, not later than the close of business February 9, 2005 and not earlier than the close of business January 10, 2005.

     The notice must set forth: (i) the other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (a) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner; and (b) the number of shares of each class of shares of the Fund which are owned of record or beneficially by such shareholder and such beneficial owner.

     For a discussion of procedures that you must follow if you want to propose an individual for nomination as a trustee, please refer to the section of this Proxy

Statement entitled "Proposal 1 -- Committees of the Board -- Governance Committee."

                     CERTAIN CIVIL PROCEEDINGS AND LAWSUITS

     The Fund's investment advisor, AIM, is an indirect wholly owned subsidiary of AMVESCAP. Another indirect wholly owned subsidiary of AMVESCAP, INVESCO, was formerly the investment advisor to the INVESCO Funds. INVESCO continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. IVIFI. On November 25, 2003, AIM succeeded INVESCO as the investment advisor to the INVESCO Funds other than IVIFI.

     The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and INVESCO are the subject of a number of such inquiries, as described below.

REGULATORY ACTIONS AND INQUIRIES CONCERNING INVESCO

     On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

     The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the 1940 Act. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

     The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the "Martin Act") and

Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

     The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

     No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.

     In addition, INVESCO has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. INVESCO has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.

REGULATORY INQUIRIES CONCERNING AIM

     AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.

RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES

     The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees of each AIM and INVESCO Fund that is an open-end fund have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management's outside counsel.

RESPONSE OF AMVESCAP

     AMVESCAP is seeking to resolve both the pending regulatory complaints against INVESCO alleging market timing and the ongoing market timing investigations with respect to INVESCO and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

     There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of INVESCO and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the 1940 Act (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

PRIVATE ACTIONS

     In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, INVESCO, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against INVESCO described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. The following list identifies such lawsuits that have been served, or for which service of process has been waived, as of March 18, 2004:

     - MIKE SAYEGH, On Behalf of the General Public, v. JANUS CAPITAL CORPORATION, ET AL., in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants.

     - RAJ SANYAL, Derivately On Behalf of NATIONS INTERNATIONAL EQUITY FUND, ET AL., in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

     - L. SCOTT KARLIN, Derivatively On Behalf of INVESCO FUNDS GROUP, INC. v. AMVESCAP, PLC, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.

     - RICHARD RAVER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.

     - JERRY FATTAH, Custodian For BASIM FATTAH, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003.

          - EDWARD LOWINGER and SHARON LOWINGER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.

          - JOEL GOODMAN, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003.

          - STEVEN B. EHRLICH, Custodian For ALEXA P. EHRLICH, UGTMA/FLORIDA, and DENNY P. JACOBSON, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.

          - JOSEPH R. RUSSO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003.

          - MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP PLC, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003.

          - PAT B. GORSUCH and GEORGE L. GORSUCH v. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.

          - LORI WEINRIB, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004.

          - ROBERT S. BALLAGH, JR., Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004.

          - JONATHAN GALLO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004.

          - EILEEN CLANCY, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004.

          - CARL E. VONDER HAAR and MARILYN P. MARTIN, On Behalf of Themselves and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004.

          - HENRY KRAMER, Derivatively On Behalf of INVESCO ENERGY FUND, ET AL., in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004.

     INVESCO has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against INVESCO have been conditionally transferred to the Panel in Maryland, and INVESCO and AIM anticipate that all other market timing actions that may be filed or that are already pending against INVESCO and/or AIM will be transferred to the Panel as well.

     More detailed information regarding each of the cases identified above is provided in Appendix IV. Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, INVESCO, AIM, AMVESCAP and related entities and individuals in the future.

     As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                                   EXHIBIT A

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Fund who was not affiliated with AIM during the year ended December 31, 2003. Trustees of the Fund who are affiliated with AIM are not compensated by the Fund.

                                                                ESTIMATED ANNUAL   TOTAL COMPENSATION
                          AGGREGATE       RETIREMENT BENEFITS    BENEFITS UPON        FROM ALL AIM
                         COMPENSATION       ACCRUED BY ALL      RETIREMENT FROM        FUNDS AND
   NAME OF TRUSTEE     FROM THE FUND(1)      AIM FUNDS(2)       ALL AIM FUNDS(3)    INVESCO FUNDS(4)
   ---------------     ----------------   -------------------   ----------------   ------------------
Frank S. Bayley......       1,395               131,228              90,000             159,000
Bruce L. Crockett....       1,404                46,000              90,000             160,000
Albert R. Dowden.....       1,395                57,716              90,000             159,000
Edward K. Dunn, Jr...       1,404                94,860              90,000             160,000
Jack M. Fields.......       1,395                28,036              90,000             159,000
Carl Frischling(5)...       1,404                40,447              90,000             160,000
Prema Mathai-Davis...       1,404                33,142              90,000             160,000
Lewis F. Pennock.....       1,404                49,610              90,000             160,000
Ruth H. Quigley......       1,404               126,050              90,000             160,000
Louis S. Sklar.......       1,404                72,786              90,000             160,000

(1) Amounts shown are based on the fiscal year ended December 31, 2003. The total amount of compensation deferred by all trustees of the Fund during the fiscal year ended December 31, 2003, including earnings, was $4,486.

(2) During the fiscal year ended December 31, 2003, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $5,371.

(3) Amounts shown assume each trustee serves until his or her normal retirement date of age 65 and has completed ten years of service.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) During the fiscal year ended December 31, 2003, the Fund paid $3,126 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Fund. Mr. Frischling is a partner of such firm.

                                   EXHIBIT B

                              OFFICERS OF THE FUND

     The following table provides information with respect to the current officers of the Fund. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                              PRINCIPAL OCCUPATION(S)
FUND                          OFFICER SINCE              DURING PAST 5 YEARS
-------------------------     -------------            -----------------------
Robert H. Graham -- 1946          2002        Director and Chairman, A I M Management
  Trustee, Chairman and                       Group Inc. (financial services holding
  President                                   company); and Director and Vice Chairman,
                                              AMVESCAP PLC (parent of AIM and a global
                                              investment management firm) and Chairman,
                                              AMVESCAP PLC -- AIM Division
                                              Formerly, President and Chief Executive
                                              Officer, A I M Management Group Inc.;
                                              Director, Chairman and President, A I M
                                              Advisors, Inc. (registered investment
                                              advisor); Director and Chairman, A I M
                                              Capital Management, Inc. (registered
                                              investment advisor), A I M Distributors,
                                              Inc. (registered broker dealer), AIM
                                              Investment Services, Inc. (registered
                                              transfer agent), and Fund Management
                                              Company (registered broker dealer); and
                                              Chief Executive Officer, AMVESCAP
                                              PLC -- Managed Products
Mark H. Williamson -- 1951        2003        Director, President and Chief Executive
  Trustee and Executive Vice                  Officer, A I M Management Group Inc.;
  President                                   Director, Chairman and President, A I M
                                              Advisors, Inc.; Director, A I M Capital
                                              Management, Inc. and A I M Distributors,
                                              Inc.; Director and Chairman, Fund
                                              Management Company and AIM Investment
                                              Services, Inc.; and Chief Executive
                                              Officer of the AIM Division of AMVESCAP
                                              PLC
                                              Formerly, Chief Executive Officer,
                                              AMVESCAP PLC -- Managed Products.
                                              Director, Chairman, President and Chief
                                              Executive Officer of INVESCO Funds Group,
                                              Inc. and INVESCO Distributors, Inc.
                                              (registered broker dealer); Chairman and
                                              Chief Executive Officer of NationsBanc
                                              Advisors, Inc.; and Chairman of
                                              NationsBanc Investments, Inc.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE                              PRINCIPAL OCCUPATION(S)
FUND                          OFFICER SINCE              DURING PAST 5 YEARS
-------------------------     -------------            -----------------------
Kevin M. Carome -- 1956           2003        Director, Senior Vice President, Secretary
  Senior Vice President,                      and General Counsel, A I M Management
  Chief Legal Officer and                     Group Inc. and A I M Advisors, Inc.; Vice
  Secretary                                   President, A I M Capital Management, Inc.,
                                              A I M Distributors, Inc. and AIM
                                              Investment Services, Inc.; and Director,
                                              Vice President and General Counsel, Fund
                                              Management Company.
                                              Formerly, Senior Vice President and
                                              General Counsel, Liberty Financial
                                              Companies, Inc.; and Senior Vice President
                                              and General Counsel, Liberty Funds Group,
                                              LLC
Sidney M. Dilgren -- 1961         2004        Vice President and Fund Treasurer, A I M
  Vice President and                          Advisors, Inc.
  Treasurer (since January                    Formerly, Senior Vice President, AIM
  1, 2004)                                    Investment Services, Inc.; and Vice
                                              President, A I M Distributors, Inc.
Robert G. Alley -- 1948           2002        Managing Director, Chief Fixed Income
  Vice President                              Officer, and Senior Investment Officer;
                                              A I M Capital Management, Inc.; and Vice
                                              President, A I M Advisors, Inc.
Stuart W. Coco -- 1955            2002        Managing Director and Director of Money
  Vice President                              Market Research and Special Projects,
                                              A I M Capital Management, Inc.; and Vice
                                              President, A I M Advisors, Inc.
Melville B. Cox -- 1943           2002        Vice President and Chief Compliance
  Vice President                              Officer, A I M Advisors, Inc. and A I M
                                              Capital Management, Inc.; and Vice
                                              President, AIM Investment Services, Inc.
Karen Dunn Kelley -- 1960         2002        Managing Director, Director of Cash
  Vice President                              Management and Chief Cash Management
                                              Officer, A I M Capital Management, Inc.;
                                              Director and President, Fund Management
                                              Company; and Vice President, A I M
                                              Advisors, Inc.
Edgar M. Larsen -- 1940           2002        Director and Executive Vice President,
  Vice President                              A I M Management Group Inc.; Director and
                                              Senior Vice President, A I M Advisors,
                                              Inc.; and Director, Chairman, President,
                                              Chief Executive Officer, Chief Investment
                                              Officer and Director of Investments, A I M
                                              Capital Management, Inc.

                                   EXHIBIT C

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Fund, the following table sets forth certain information regarding the ownership as of March 1, 2004 of the Common Shares of the Fund by the trustees, nominees, and current executive officers of the Fund. As of March 1, 2004, no trustee, nominee or current executive officer of the Fund held Preferred Shares.

                                                          NUMBER OF
                                                        COMMON SHARES
                                                            OWNED
NAME OF TRUSTEE/NOMINEE/OFFICER                         BENEFICIALLY*
-------------------------------                         -------------
Frank S. Bayley.......................................     -0-
Bruce L. Crockett.....................................     200
Albert R. Dowden......................................     -0-
Edward K. Dunn, Jr. ..................................     101
Jack M. Fields........................................     -0-
Carl Frischling.......................................     610
Robert H. Graham......................................    5,040
Prema Mathai-Davis....................................     100
Lewis F. Pennock......................................     -0-
Ruth H. Quigley.......................................     100
Louis S. Sklar........................................     -0-
Mark H. Williamson....................................     -0-
Bob R. Baker..........................................     880
James T. Bunch........................................     100
Gerald J. Lewis.......................................     -0-
Larry Soll, Ph.D. ....................................     100
Kevin M. Carome.......................................     -0-
Sidney M. Dilgren.....................................     -0-
Robert G. Alley.......................................     -0-
Stuart W. Coco........................................     -0-
Melville B. Cox.......................................     -0-
Karen Dunn Kelley.....................................     -0-
Edgar M. Larsen.......................................     -0-

 * Represents for each trustee, nominee for trustee and executive officer less than 1% of the outstanding Common Shares of the Fund. As of March 1, 2004, trustees, nominees and executive officers of the Fund beneficially owned in the aggregate 7,231 Common Shares of the Fund representing approximately 0.02% of the Common Shares.

                                   EXHIBIT D

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2003 (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within The AIM Family of Funds--Registered Trademark:

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY      TRUSTEE IN THE AIM
NAME OF TRUSTEE               SECURITIES IN THE FUND   FAMILY OF FUNDS(R)(L)(2)
---------------               ----------------------   -------------------------
INTERESTED TRUSTEES
Robert H. Graham............    $50,001 - $100,000             Over $100,000
Mark H. Williamson..........                   -0-             Over $100,000
INDEPENDENT TRUSTEES
Frank S. Bayley.............                   -0-        $50,001 - $100,000
Bruce L. Crockett...........          $1 - $10,000         $10,001 - $50,000
Albert R. Dowden............                   -0-             Over $100,000
Edward K. Dunn, Jr.(1)......          $1 - $10,000             Over $100,000
Jack M. Fields(1)...........                   -0-             Over $100,000
Carl Frischling(1)..........     $10,001 - $50,000             Over $100,000
Prema Mathai-Davis(1).......          $1 - $10,000              $1 - $10,000
Lewis F. Pennock............                   -0-        $50,001 - $100,000
Ruth H. Quigley.............          $1 - $10,000              $1 - $10,000
Louis S. Sklar(1)...........                   -0-             Over $100,000
INDEPENDENT NOMINEES
Bob R. Baker................                   -0-             Over $100,000
James T. Bunch..............          $1 - $10,000             Over $100,000
Gerald J. Lewis.............                   -0-        $50,001 - $100,000
Larry Soll, Ph.D. ..........          $1 - $10,000             Over $100,000

(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(2) Does not include ownership of shares in the Fund since the Fund is not considered to be in the same family of investment companies as the other AIM Funds.

                                   APPENDIX I

                                 CHARTER OF THE
                              AUDIT COMMITTEES OF
                      THE AIM FUNDS AND THE INVESCO FUNDS
                           (ADOPTED JANUARY 6, 2004)

     The Boards of Directors/Trustees ("Boards") of the AIM Funds and the INVESCO Funds (collectively, the "Funds") have established an Audit Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Audit Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Audit Committees of all Funds.

     Membership. Each Committee shall have at least three members. Each member of the Committees shall be "financially literate," as such qualification is interpreted by the Boards in their business judgment. In addition, at least one member of the Committees must have accounting or related management expertise, as the Funds' Boards interpret such qualification in its business judgment. The foregoing requirements are set forth in Section 303A.7(a) of the New York Stock Exchange ("NYSE") listing standards, and are not explicitly applicable to the Committee of any Fund other than AIM Select Real Estate Income Fund ("ASREIF"), but are hereby deemed to be applicable to each Committee.

     In accordance with Sections 303A.07(b) and 303A.02.(a) of the NYSE listing standards, which are hereby deemed to be applicable to each Committee, each member of the Committees shall be free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds.

     In accordance with Rule 10A-3(b)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is hereby deemed to be applicable to each Committee, (1) no member of any of the Committees shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any subsidiary of the Funds, provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued service), and (2) no member of any of the Committees shall be an "interested person" of any of the Funds as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

     Selection of Members. Members of the Committees, as well as the Chair and Vice Chair of the Committees, shall be nominated by the Governance Committees of the Boards, and shall be elected by a majority of the directors/ trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act (the "dis-interested directors").

     Chair and Vice Chair. The Committees shall have a Chair and a Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

     Meetings. The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds; provided, however, that the appointment by the Committees of independent auditors must be conducted at meetings held in person.

     Purposes. Consistent with the requirements of Section 303A.07(c)(i) of the NYSE listing standards, and the Exchange Act and related rules and regulations, which are hereby deemed applicable to each Committee, the purposes of the Committees are:

     - to assist the Boards' oversight of the independent auditors' qualifications, independence and performance;

     - to appoint independent auditors employed by the Funds;

     - to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to the Funds by their independent auditors;

     - to the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in a Fund's annual proxy statement;

     - to assist the Boards' oversight of the performance of the Funds' internal audit function, to the extent an internal audit function exists;

     - to assist the Boards' oversight of the integrity of the Funds' financial statements;

     - to assist the Boards' oversight of the Funds' compliance with legal and regulatory requirements;

     - to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; and

     - to oversee the financial reporting process for all Funds.

     Responsibilities. Set forth below are the responsibilities of the Committees.

     - Appointment, compensation and oversight of the Funds' independent auditors. In accordance with Section 10A(m)(2) of the Exchange Act, Rule 10A-3(b)(2) adopted thereunder, and Section 303A.07(c)(iii) of the NYSE listing standards, which are hereby deemed to be applicable to each Committee, the Committees shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditors engaged by the Funds, including reviewing with such auditors the proposed audit plans and meeting with the auditors after completion of the audit to review the work done in connection with the audit and to discuss and resolve any disagreements between management and the auditor regarding financial reporting. All of the foregoing shall be for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and each such independent auditors must report directly to the Committees. In selecting independent auditors for the Funds, the Committees may consider recommendations made by management.

     - Evaluation of independent auditors. In accordance with Section 303A.07(c)(iii)(A) of the NYSE listing standards, which are hereby deemed to be applicable to each Committee, the Committees shall, at least annually, obtain and review a report by the independent auditors for each Fund, which report shall describe: (1) the auditors' internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (3) all relationships between the independent auditors and the Funds. After reviewing such report, the Committees shall evaluate the auditors' qualifications, performance and independence. The evaluation shall include a review and evaluation of the lead partner of each of the auditors. The Committees shall present its conclusions with respect to the auditors to the full Boards. In addition, on an annual basis, the Committees shall obtain and review a report by each Fund's independent auditors regarding the auditors' financial stability.

     - Oversight of independence of independent auditors. The Committees shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by
       Item 306 of Regulation S-K, and shall discuss with the independent auditors their independence. The Committees are responsible for taking appropriate action in response to the independent auditors' written disclosures regarding their independence. The Committees shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisors or (iii) any person that controls, is controlled by or is under common control with such advisors and that provides services to the Funds, is compatible with maintaining the independent auditors' independence. The Committees are responsible for satisfying themselves of the independent auditors' independence.

     - Pre-approval of audit and permissible non-audit services. To the extent required by Section 10A(h) and (i) of the Exchange Act, the Committees must pre-approve all audit and permissible non-audit services that are proposed to be provided to the Funds by their independent auditors before they are provided to the Funds. Such pre-approval shall also include the proposed fees to be charged by the independent auditors for such services. The Committees may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Committees who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act for investment companies whose shares are listed for trading on a national securities exchange. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Committees, solely for informational purposes, at their next scheduled meeting.

     - Pre-approval of certain other non-audit services. To the extent required by Item 2.01(c)(7)(ii) of Regulation S-X, the Committees must pre-approve non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser and certain affiliated entities that provide ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of any Fund.

     - Review of audited financial statements. In accordance with 303A.07(c)(iii)(B) of the NYSE listing standards, Item 7(d)(3)(i) of Regulation 14A, and Item 306 of Regulation S-K, which are hereby deemed to be applicable to each Committee, the Committees shall review and discuss the Funds' audited financial statements contained in annual and other periodic reports to shareholders with management and the independent auditors, to determine that the independent auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds' critical accounting policies and practices). The Committees also shall discuss with management and the independent auditors the clarity, consistency and completeness of the Funds' accounting policies and disclosures. The foregoing review may occur before or after the inclusion of the audited financial statements in the annual report of any AIM Fund other than ASREIF, but must occur prior to the inclusion of such audited financial statements in the annual report of ASREIF. In connection with the foregoing, the Committee for ASREIF shall also review ASREIF's disclosures under "Management's Discussion of Fund Performance."

     - Recommendation of inclusion of audited financial statements for ASREIF and AFRF. Based upon a review of the items discussed in the prior two bullet points, in accordance with Item 7(d)(3)(i) of Regulation 14A and
       Item 306 of Regulation S-K, the Committees of ASREIF and AFRF shall recommend to the Board of each such Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders. For AFRF, such recommendation may occur after the annual report has been distributed to shareholders, and take the form of ratification of the inclusion of the audited financial statements in the annual report.

     - Other matters related to financial reporting. The Committees shall review the process for preparation and review of the Funds' semi-annual shareholder reports, including any differences in procedures or level of disclosure from annual reports. The Committees shall also review procedures established by management to provide accounting-related information outside the normal financial statement process (e.g., updated portfolio information), either on a periodic or real-time basis.

     - Review of Disclosure Controls and Procedures. The Committees shall review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR.

     - Review of internal controls related to tax matters. The Committees shall review the procedures maintained by the Funds, if any, to: (1) maintain the qualification of the Funds as regulated investment companies under the applicable provisions of the Internal Revenue Code (the "Code"); (2) make distributions and/or federal income tax payments sufficient to meet the minimum distribution requirements of the Code and avoid imposition of excise tax; and (3) identify "qualifying dividends" receiving preferential taxation under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

     - Review of audit plans. The Committees shall review, together with AIM, the audit plans prepared by the independent auditors for the Funds as well as any audit plan prepared by an internal audit staff. To the extent an internal audit staff exists and has prepared an audit plan, the Committees shall obtain assurances from the internal audit staff that the audit plans of the independent auditors and the audit staff are coordinated.

     - Review of internal audit function. To the extent that an internal audit staff exists, such staff shall report directly to the Committees on matters relating to the audits of the Funds, and the Committees shall review all audit functions that such staff performs for the Funds.

     - Review of policies with respect to risk assessment and risk management. In accordance with Section 303A.07(c)(iii)(D) of the NYSE listing standards, which are hereby deemed applicable to each Committee, the Committees shall be apprised by, and shall discuss with, management, its policies with respect to risk assessment and risk management.

     - Review any audit problems. In accordance with Section 303A.07(c)(iii)(F) of the NYSE listing standards, which are hereby deemed applicable to each Committee, the Committees shall regularly review with the Funds' independent auditors any audit problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or on access to requested information, any significant disagreements with management and, in each case, management's response.

     - Review of officer certifications. The Chair of the Audit Committees shall receive prompt notice from the Chief Financial Officer of the Funds in the event that certifications by officers of the Funds as to the Funds' financial statements, other financial information or disclosure controls and procedures that are required by applicable law to be included with or in the Funds' periodic reports filed with the SEC are not included or are modified or qualified for any reason.

     - Establishment of procedures regarding questionable accounting or auditing matters and other alleged violations. In accordance with Section 10A(m)(4) of the Exchange Act, Rule 10A-3(b)(3) adopted thereunder, and
       Section 303A.07(c)(iii) of the NYSE listing standards, which are hereby deemed to be applicable to each Committee, the Committees shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, (2) the receipt, retention and treatment of complaints received by the Funds regarding alleged compliance violations or alleged fraudulent or criminal activities with respect to the Funds ("Compliance Complaints") and (3) the confidential, anonymous submission by employees of the Funds, the Funds' investment advisor and the Funds' principal underwriters of Accounting Complaints and Compliance Complaints.

     - Recordation of minutes and submission of reports. The Committees shall record minutes of their meetings and, in accordance with Section 303A.07(c)(iii)(H) of the NYSE listing standards, which are hereby deemed applicable to each Committee, shall regularly report all of their activities and findings to the Boards.

     - Separate meetings. In accordance with Section 303A.07(c)(iii)(E) of the NYSE listing standards, which are hereby deemed applicable to each Committee, the Committees shall meet separately, periodically, with management, and with the independent auditors. To the extent that an internal audit staff exists, or there are other personnel who are responsible for the internal audit function), the Committees shall meet separately, periodically, with such staff or personnel.

     - Meetings with counsel. The Committees shall meet as deemed necessary by the Committees with AIM's general counsel, Fund counsel, counsel to the dis-interested directors of the Funds, and, if applicable, independent counsel or other advisers to the Committees, to be well informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

     - Knowledge of regulatory and accounting changes. Members shall remain informed by the management at AIM and the Funds' independent auditors regarding the Funds' accounting system and controls and are encouraged to use management at AIM, independent auditors and whatever other resources they deem appropriate to remain so informed. The Committees shall keep apprised by management at AIM and the Funds' independent auditors of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

     - Additional Responsibilities relating to ASREIF.  In accordance with
       Section 303A.07(c)(iii)(C) and (G) of the NYSE listing standards, the Committee of ASREIF shall (1) discuss ASREIF's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, and (2) set clear hiring policies for employees or former employees of the independent auditors.

     Ratification of Committees' Actions. A majority of the dis-interested directors of the Funds' shall ratify the Committees' appointment of independent auditors of the Funds.

     Authority. In accordance with Section 10A(m)(5) of the Exchange Act, Rule 10A-3(b)(4) thereunder, and Section 303A.07(c)(iii) of the NYSE listing standards, which are hereby deemed to be applicable to each Committee, the Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds.

     If the Governance Committees of the Funds are comprised solely of members who are "independent" as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act for investment companies whose shares are listed for trading on a national securities exchange, such Governance Committees, and not the Committees, shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers. In the event the Governance Committees are not so comprised, the Committees shall be responsible for such review and approval.

     Funding. In accordance with Section 10A(m)(6) of the Exchange Act, Rule 10A-3(b)(5) thereunder, and Section 303A.07(c)(iii) of the NYSE listing standards, which are hereby deemed to be applicable to each Committee, the Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of (1) compensation to the independent auditors employed by the Funds for the purpose of rendering or issuing an audit report or performing other audit, review or attest services,
(2) compensation to any independent counsel or other advisers employed by the Committees and (3) ordinary administrative expenses of the Committees under the authority set forth in this Charter.

     Annual Internal Performance Evaluation. In accordance with Section 303A.07(c)(ii) of the NYSE listing standards, which is hereby deemed to be applicable to each Committee, each fiscal year, the Committees shall conduct an internal evaluation of the performance of the Committees.

     Good Faith Reliance. In performing their duties under this charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds and of AIM, and by the Funds' independent auditors.

     Review of Charter. The Committees shall review this Charter at least annually, and shall recommend any changes to the full Boards. This Charter may be amended only by the full Boards, with the approval of a majority of the dis-interested directors.

     Maintenance of Charter. Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

                                  APPENDIX II

                                 CHARTER OF THE
                     GOVERNANCE COMMITTEES OF THE AIM FUNDS
                             AND THE INVESCO FUNDS
                          (ADOPTED DECEMBER 10, 2003)

     The Boards of Directors/Trustees ("Boards") of The AIM Funds and The INVESCO Funds (collectively, "Funds"), have established a Governance Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Governance Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Governance Committees of all Funds.

     Membership: Each member of the Committees shall be a director and trustee of the Funds who is not an "interested person" of the Funds within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). Each member of the Committees shall also meet the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the Securities and Exchange Act (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)) (members that meet such requirements are referred to herein as the "audit committee independent directors").

     Chair and Vice Chair: The Committees shall have a Chair and Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

     Lead Dis-interested Director: The directors/trustees of the Funds who are not "interested persons" of the Funds, as defined in the 1940 Act ("dis-interested directors"), may appoint a dis-interested director as the "Lead Dis-interested Director." The Lead Dis-interested Director shall from time to time as requested by the Committees act as liaison with management on particular issues. Such functions are not to interfere with any directors'/trustees' communications with management (and vice versa) on any issue; nor are such functions intended to interfere with the interaction between management and any of the Committees, other committees of the Boards, or the chair or vice chair of the Committees or of such other committees.

     Recommendation as to Share Ownership: The Committees recommend that each director/trustee of the Funds beneficially own, on an aggregate basis, a minimum dollar amount of shares of the Funds. The recommended minimum dollar amount shall be $100,000 or the lowest dollar amount in the highest dollar range set forth from time to time in Item 13(b)(4) of Form N-1A and/or Item 22(b)(5) of Schedule 14A, if the lowest dollar amount in the highest dollar range set forth in such Items is greater than $100,000. For purposes of this recommendation, (i) shares of the Funds beneficially owned by the directors/ trustees shall include, for those directors/trustees who have executed a Deferred Compensation Agreement with respect to the Funds, shares of the Funds in which the deferral accounts of such directors/trustees are deemed to be invested under such Deferred Compensation Agreements, and (ii) shares of the Funds beneficially owned by the directors/trustees shall not include shares of AIM Select Real Estate Income Fund that are beneficially owned by the directors/ trustees.

     Meetings: The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

     Duties:  The duties of the Committees are:

          a. to nominate persons for election or appointment as dis-interested directors (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by shareholders of Funds at meetings called for the election of directors;

          b. to nominate persons for appointment as members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees, and to nominate persons for appointment as chair and vice chair of each such committee;

          c. to review from time to time, the compensation, if any, payable to the directors of the Funds and to make recommendations to the Boards with respect thereto;

          d. to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

          e. to select independent legal counsel to the dis-interested directors and to review and approve the compensation paid to independent legal counsel to the dis-interested directors; and

          f. provided that the Committees are comprised solely of dis-interested directors and that each member of the Committees is an audit committee independent director, to review and approve the compensation paid to independent counsel and other advisers, if any, to the Audit Committees of the Funds.

     Nomination of Dis-interested Directors: After a determination by the Committees that a person should be nominated as an additional dis-interested director, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a dis-interested director position on any of the Boards, the Committees shall nominate a person for appointment by a majority of the dis-interested directors to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing dis-interested directors, the Committees shall nominate one or more persons for election as dis-interested directors at such meeting.

     Evaluation by the Committees of a person as a potential nominee to serve as a dis-interested director, including a person nominated by a shareholder, should result in the following findings by the Committees:

          (a) upon advice of independent legal counsel to the dis-interested directors, that the person will qualify as a dis-interested director and that the person is otherwise qualified under applicable laws and regulations to serve as a director/trustee of the Funds;

          (b) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a dis-interested director;

          (c) with respect to potential nominees to serve as dis-interested director members of the Audit Committees of the Funds, upon advice of independent legal counsel to the dis-interested directors, that the person:
     (i) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (ii) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (iii) is an audit committee independent director;

          (d) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

          (e) that the person is of good character and high integrity; and

          (f) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards.

     Consistent with the 1940 Act, the Committees can consider recommendations from management in its evaluation process.

     As long as any Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule
17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a majority of the directors/trustees of the Fund shall be dis-interested directors, (ii) the selection and nomination of any other dis-interested directors shall be committed to the discretion of the existing dis-interested directors, and (iii) any person who acts as legal counsel to the dis-interested directors shall be "independent legal counsel," as defined in the 1940 Act.

     In seeking out potential nominees and in nominating persons to serve as dis-interested directors of the Funds, the Committees shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person's ability to serve as a dis-interested director.

     Nomination of Committee Members: The Committees shall periodically review the members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees. The Committees shall from time to time nominate persons to serve as members of each committee of the Boards, as well as persons who shall serve as the chair and vice chair of each such committee. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under "Nomination of Dis-interested Directors," to the extent that such factors are applicable or relevant. All such persons shall be appointed by a majority of the directors/trustees of the Funds. An individual may be nominated to serve on more than one committee of a Board.

     Nominees Recommended by Shareholders: The Committees shall consider nominees recommended by a shareholder to serve as directors/trustees, provided:
(i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors/ trustees will be elected; and (ii) that the Committees or the Board, as applicable, shall make the final determination of persons to be nominated. For each Fund other than INVESCO Variable Investment Funds, Inc. ("IVIFI"), the procedures to be followed by shareholders in submitting such recommendations are set forth in the Fund's Bylaws. For IVIFI, a shareholder who desires to recommend a nominee shall submit a request in writing to the Chair of IVIFI's Governance Committee. The Committees shall evaluate nominees recommended by a shareholder to serve as directors/trustees in the same manner as they evaluate nominees identified by the Committees.

     Review of Compensation: At least annually, the Committees shall review and recommend the amount of compensation, if any, payable to the directors of the Funds and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the dis-interested directors and such other directors and the time required to perform these duties.

The Committees shall also make recommendations to the Boards regarding matters related to compensation including deferred compensation plans and retirement plans for the dis-interested directors and such other directors, and shall monitor any and all such retirement plans and deferred compensation plans.

     Evaluation Function: The Committees shall consider, oversee and implement any periodic evaluation process of the Boards and all committees of the Boards.

     Selection of Counsel: The Committees shall consider and oversee the selection of "independent legal counsel," as defined in the 1940 Act, to the dis-interested directors and recommend such counsel to the dis-interested directors. In making such selection the Committees will examine and monitor such legal counsel's client relationships, in accordance with any applicable rules promulgated by the SEC, in order to ascertain continued independence.

     Attendance at Annual Meetings. Of the Funds, only AIM Select Real Estate Income Fund holds annual meetings of shareholders. The Funds' policy with regard to director/trustee attendance at annual meetings of shareholders, if any, is that directors/trustees are encouraged but not required to attend such annual meetings.

     Authority: The Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds. The Committees shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers.

     Funding: The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of
(i) compensation to any independent counsel or other advisers employed by the Committees and (ii) ordinary administrative expenses of the Committees under the authority set forth in this Charter.

     Review of Charter: The Committees shall review this Charter at least annually, and shall recommend any changes to the full Boards. This Charter may be amended only by the full Boards, with the approval of a majority of the dis-interested directors.

     Maintenance of Charter: Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any modification to such Charter.

                                  APPENDIX III

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                            POLICIES AND PROCEDURES

                     AS ADOPTED BY THE AUDIT COMMITTEES OF
               THE AIM FUNDS AND THE INVESCO FUNDS (THE "FUNDS")

                            AMENDED NOVEMBER 6, 2003

I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

     The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

                                      III-1

II.  DELEGATION

     The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III.  AUDIT SERVICES

     The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

     The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

  AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

                                      III-2

  TAX SERVICES

     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

  ALL OTHER SERVICES

     The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V.  SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

     The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

     Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII.  PROCEDURES

     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

                                      III-3

     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

     Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

     The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

                                      III-4

                                   EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     - Management functions

     - Human resources

     - Broker-dealer, investment adviser, or investment banking services

     - Legal services

     - Expert services unrelated to the audit

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible

                                      III-5

                                  APPENDIX IV

                               PENDING LITIGATION

     The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties either have been served or have had service of process waived as of March 18, 2004.

          MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

          RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B.

     SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

          L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
     V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

          RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO

     VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

          JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CA-

     NARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN,

     AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

          STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S.

     GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND,

     INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of:
     Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

          PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

          LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

          ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE

     CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

          JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

          EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

          CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado

     (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

          HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future.

                                      PROXY

                       AIM SELECT REAL ESTATE INCOME FUND
                         (AUCTION RATE PREFERRED SHARES)

                            ANNUAL MEETING TO BE HELD
                                  MAY 10, 2004

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

   Revoking any such prior appointments, the undersigned appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson (or, if only one shall act, then that one) attorneys and proxies with the power of substitution in each to vote all the shares of AIM Select Real Estate Income Fund (the "Fund") registered in the name of the undersigned at the Annual Meeting of Shareholders to be held at the offices of the Fund, 11 Greenway Plaza, Houston, Texas 77046 on May 10, 2004 at 4:00 p.m., Central Time, and at any adjournments thereof upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy furnished therewith.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

   Please sign exactly as your name(s) appear(s) on the books of the Fund, Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   ---------------------------------------

-------------------------------------   ---------------------------------------

-------------------------------------   ---------------------------------------

[X]        Please mark
           votes as in
           this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR PROPOSAL 2.


1. ELECTION OF TRUSTEES

                                                                                                            FOR   AGAINST   ABSTAIN
   Nominees:  (1)Bob R. Baker           (5) Gerald J. Lewis    2. Ratification of the Audit Committee's     [ ]     [ ]       [ ]
              (2)James T. Bunch         (6) Louis S. Sklar        appointment of PricewaterhouseCoopers
              (3)Bruce L. Crockett      (7) Larry Soll, Ph. D.    LLP as Independent public accountants.
              (4)Jack M. Fields         (8) Ruth H. Quigley
                                                               3. To transact such other business as may
                                                                  properly come before the meeting.

      FOR                                    WITHHOLD
      ALL         [ ]               [ ]      FROM ALL
   NOMINEES                                  NOMINEES


      FOR
      ALL         [ ]
    EXCEPT
                  -----------------------------------
NOTE: If you do not wish your shares voted "FOR" a
particular nominee, mark the "FOR ALL EXCEPT" box and
write the nominee's number on the space provided.

                                                                  MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR
                                                                  COMMENT HAS BEEN NOTED ON THE REVERSE SIDE      [ ]
                                                                  OF THIS CARD



                                                                  Please be sure to sign and date this Proxy.

                                                              Co-Owner
Signature:                                Date:               Signature:                                         Date:
          ------------------------------       -------------            ---------------------------------------       -------------

                                      PROXY

                       AIM SELECT REAL ESTATE INCOME FUND
                                 (COMMON SHARES)

                            ANNUAL MEETING TO BE HELD
                                  MAY 10, 2004

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    Revoking any such prior appointments, the undersigned appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson (or, if only one shall act, then that one) attorneys and proxies with the power of substitution in each to vote all the shares of AIM Select Real Estate Income Fund (the "Fund") registered in the name of the undersigned at the Annual Meeting of Shareholders to be held at the offices of the Fund, 11 Greenway Plaza, Houston, Texas 77046 on May 10, 2004 at 4:00 p.m., Central Time, and at any adjournments thereof upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy furnished therewith.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

    Please sign exactly as your name(s) appear(s) on the books of the Fund, Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

          Please mark
 [X]      votes as in
          this example.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR PROPOSAL 2.


1. ELECTION OF TRUSTEES
                                                                                                           FOR    AGAINST   ABSTAIN
   Nominees:  (1) Bob R. Baker         (5) Gerald J. Lewis    2.  Ratification of the Audit Committee's    [ ]      [ ]       [ ]
              (2) James T. Bunch       (6) Louis S. Sklar         appointment of PricewaterhouseCoopers
              (3) Bruce L. Crockett    (7) Larry Soll, Ph. D.     LLP as Independent public accountants.
              (4) Jack M. Fields       (8) NOT APPLICABLE
                                                              3.  To transact such other business as may
                                                                  properly come before the meeting.

     FOR                                   WITHHOLD
     ALL         [ ]              [ ]      FROM ALL
   NOMINEES                                NOMINEES

     FOR
     ALL         [ ]
    EXCEPT
                    -------------------------------
NOTE: If you do not wish your shares voted "FOR" a
particular nominee, mark the "FOR ALL EXCEPT" box and
write the nominee's number on the space provided.





                                                                  MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR
                                                                  COMMENT HAS BEEN NOTED ON THE REVERSE SIDE     [ ]
                                                                  OF THIS CARD



                                                                  Please be sure to sign and date this Proxy.

                                                          Co-Owner
Signature:                            Date:               Signature:                                     Date:
           --------------------------      -------------             ----------------------------------        --------------